UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2013

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center
Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On July 24, 2013, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2013.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended June 30, 2013.

We follow accounting principles generally accepted in the United States (“GAAP”). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis. Certain non-GAAP performance measures in these exhibits exclude the impact of consolidating certain investment entities (“CIEs”), as well as certain integration/restructuring charges, the cessation of the deposit-taking and lending activities of Ameriprise National Trust Bank (formerly Ameriprise Bank, FSB), market impact on variable annuity guaranteed living benefits, market impact on indexed universal life benefits, realized gains (losses) and income (loss) from discontinued operations. Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2013 and 2012 core operations and facilitates a more meaningful trend analysis. Exhibits 99.1 and 99.2 also contain certain non-GAAP debt, capital and shareholders’ equity measures, along with financial ratios incorporating such measures, that exclude amounts related to one or more of the following: accumulated other comprehensive income (“AOCI”), fair value of hedges, unamortized discount, the net of assets and liabilities held for sale and the impact of consolidating the assets and liabilities of certain CIEs.  Management believes that these non-GAAP debt, capital and shareholders’ equity measures, and the corresponding ratios, better represent our capital structure, and, in the case of adjustments related to former banking operations, these non-GAAP measures enable better comparability of year-over-year results. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and for certain compensation-related matters.

Our non-GAAP financial measures included in Exhibits 99.1 and 99.2, which our management views as important indicators of financial performance, include the following: adjusted net pretax operating margin; adjusted operating earnings; adjusted operating revenues; Ameriprise Financial shareholders’ equity excluding AOCI; Ameriprise Financial shareholders’ equity excluding CIEs; Ameriprise Financial shareholders’ equity excluding CIEs and AOCI; basic operating earnings per share; effective tax rate excluding noncontrolling interests; operating earnings; operating earnings per diluted share; operating effective tax rate; operating expenses; operating return on equity excluding AOCI; operating total net revenues; pretax operating earnings; pretax operating margin; return on equity excluding AOCI; total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs; total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount; total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs; and various financial measures that exclude the results of former banking operations.

Item 9.01      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 24, 2013 announcing financial results for the second quarter of 2013

Exhibit 99.2	Statistical Supplement for the quarterly period ended June 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: July 24, 2013	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and
Chief Financial Officer